Pension and Other Postretirement Benefits	12 Months Ended
Dec. 31, 2012
Compensation And Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefits
(10)	PENSION AND OTHER POSTRETIREMENT BENEFITS

Pension Benefits and Other Postretirement Benefits

Pepco Holdings sponsors the PHI Retirement Plan, which covers substantially all employees of Pepco, DPL, ACE and certain employees of other Pepco Holdings’ subsidiaries. Pepco Holdings also provides supplemental retirement benefits to certain eligible executive and key employees through nonqualified retirement plans.

Pepco Holdings provides certain postretirement health care and life insurance benefits for eligible retired employees. Most employees hired on January 1, 2005 or later will not have company subsidized retiree medical coverage; however, they will be able to purchase coverage at full cost through PHI.

Net periodic benefit cost is included in Other operation and maintenance expense, net of the portion of the net periodic benefit cost that is capitalized as part of the cost of labor for internal construction projects. After intercompany allocations, the three utility subsidiaries are responsible for substantially all of the total PHI net periodic benefit cost.

Pepco Holdings accounts for the PHI Retirement Plan, nonqualified retirement plans, and its postretirement health care and life insurance benefits for eligible employees in accordance with FASB guidance on retirement benefits. PHI’s financial statement disclosures are also prepared in accordance with FASB guidance on retirement benefits.

At December 31,	Pension Benefits		Other Postretirement Benefits
	2012	2011	2012	2011
	(millions of dollars)
Change in Benefit Obligation
Projected benefit obligation at beginning of year	$2,124	$1,970	$750	$704
Service cost	35	35	7	5
Interest cost	107	107	35	37
Amendments	—	18	—	7
Actuarial loss	341	176	24	36
Benefits paid (a)	(113)	(182)	(41)	(40)
Termination benefits	—	—	—	1

Projected benefit obligation at end of year	$2,494	$2,124	$775	$750

Change in Plan Assets
Fair value of plan assets at beginning of year	$1,694	$1,632	$281	$275
Actual return on plan assets	252	127	38	—
Company contributions	206	117	43	46
Benefits paid (a)	(113)	(182)	(41)	(40)

Fair value of plan assets at end of year	$2,039	$1,694	$321	$281

Funded Status at end of year (plan assets less plan obligations)	$(455)	$(430)	$(454)	$(469)

(a)	Other Postretirement Benefits paid is net of Medicare Part D subsidy receipts of $4 million and $2 million in 2012 and in 2011, respectively.

At December 31, 2012, PHI Retirement Plan assets were $2.0 billion and the accumulated benefit obligation was approximately $2.3 billion. At December 31, 2011, PHI’s Retirement Plan assets were approximately $1.7 billion and the accumulated benefit obligation was approximately $2.0 billion.

The following table provides the amounts recognized in PHI’s consolidated balance sheets as of December 31, 2012 and 2011:

	Pension Benefits		Other Postretirement Benefits
	2012	2011	2012	2011
	(millions of dollars)
Regulatory asset	$934	$794	$237	$243
Current liabilities	(6)	(6)	—	—
Pension benefit obligation	(449)	(424)	—	—
Other postretirement benefit obligations	—	—	(454)	(469)
Deferred income taxes, net	22	15	—	—
Accumulated other comprehensive loss, net of tax	32	24	—	—

Net amount recognized	$533	$403	$(217)	$(226)

Amounts included in AOCL (pre-tax) and Regulatory assets at December 31, 2012 and 2011 consist of:

	Pension Benefits		Other Postretirement Benefits
	2012	2011	2012	2011
	(millions of dollars)
Unrecognized net actuarial loss	$979	$822	$238	$247
Unamortized prior service cost (credit)	9	11	(1)	(5)
Unamortized transition liability	—	—	—	1

Total	$988	$833	$237	$243

Accumulated other comprehensive loss ($32 million and $24 million, net of tax, at December 31, 2012 and 2011, respectively)	$54	$39	$—	$—
Regulatory assets	934	794	237	243

Total	$988	$833	$237	$243

The estimated net actuarial loss and prior service cost for the defined benefit pension plans that will be amortized from AOCL or regulatory assets into net periodic benefit cost over the next reporting year are $68 million and $1 million, respectively. The estimated net actuarial loss and prior service credit for the OPEB plan that will be amortized from AOCL or regulatory assets into net periodic benefit cost over the next reporting year are $15 million and $4 million, respectively.

The table below provides the components of net periodic benefit costs recognized for the years ended December 31, 2012, 2011 and 2010:

	Pension Benefits			Other Postretirement Benefits
	2012	2011	2010	2012	2011	2010
	(millions of dollars)
Service cost	$35	$35	$35	$7	$5	$5
Interest cost	107	107	110	35	37	39
Expected return on plan assets	(132)	(128)	(117)	(18)	(19)	(16)
Amortization of prior service cost	1	—	—	(4)	(5)	(5)
Amortization of net actuarial loss	64	47	42	14	14	13
Recognition of benefit contract	—	—	—	—	—	—
Plan amendments	—	—	1	—	—	—
Termination benefits	—	—	3	1	1	6

Net periodic benefit cost	$75	$61	$74	$35	$33	$42

The table below provides the split of the combined pension and other postretirement net periodic benefit costs among subsidiaries for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
	(millions of dollars)
Pepco	$39	$43	$40
DPL	23	23	28
ACE	24	21	23
Other subsidiaries	24	7	25

Total	$110	$94	$116

The following weighted average assumptions were used to determine the benefit obligations at December 31:

	Pension Benefits		Other Postretirement Benefits
	2012	2011	2012	2011
Discount rate	4.15%	5.00%	4.10%	4.90%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%
Health care cost trend rate assumed for current year	—	—	8.00%	8.00%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	—	—	5.00%	5.00%
Year that the cost trend rate reaches the ultimate trend rate	—	—	2018	2017

Assumed health care cost trend rates may have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects, in millions of dollars:

	1-Percentage- Point Increase	1-Percentage- Point Decrease
Increase (decrease) in total service and interest cost	$2	$(1)
Increase (decrease) in postretirement benefit obligation	$33	$(27)

The following weighted average assumptions were used to determine the net periodic benefit cost for the years ended December 31:

	Pension Benefits			Other Postretirement Benefits
	2012	2011	2010	2012	2011	2010

Discount rate	5.00%	5.65%	6.40%	4.90%	5.60%	6.30%
Expected long-term return on plan assets	7.25%	7.75%	8.00%	7.25%	7.75%	8.00%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%

PHI utilizes an analytical tool developed by its actuaries to select the discount rate. The analytical tool utilizes a high-quality bond portfolio with cash flows that match the benefit payments expected to be made under the plans.

The expected long-term rate of return on pension plan assets and postretirement benefit plan assets was 7.25% and 7.75% as of December 31, 2012 and 2011, respectively. PHI uses a building block approach to estimate the expected rate of return on plan assets. Under this approach, the percentage of plan assets in each asset class according to PHI’s target asset allocation, at the beginning of the year, is applied to the expected asset return for the related asset class. PHI incorporates long-term assumptions for real returns, inflation expectations, volatility and correlations among asset classes to determine expected returns for a given asset allocation. The pension and postretirement benefit plan assets consist of equity, fixed income, real estate and private equity investments, and when viewed over a long-term horizon, are expected to yield a return on assets of 7.25% at December 31, 2012. PHI periodically reviews its asset mix and rebalances assets back to the target allocation.

In addition, for the 2012 Other Postretirement Benefit Plan valuation, the health care cost trend rate was 8.0% from 2012 to 2013, declining 0.5% per year to a rate of 5.0% for 2018 to 2019 and beyond. The 2011 valuation assumption was 8.0% from 2011 to 2012, declining 0.5% per year to a rate of 5.0% for 2017 to 2018 and beyond.

Benefit Plan Modifications

During 2011, PHI’s Board of Directors approved revisions to certain of PHI’s existing benefit programs, including the PHI Retirement Plan. The changes to the PHI Retirement Plan were effected by PHI in order to establish a more unified approach to PHI’s retirement programs and to further align the benefits offered under PHI’s retirement programs. The changes to the PHI Retirement Plan were effective on or after July 1, 2011 and affect the retirement benefits payable to approximately 750 of PHI’s employees. All full-time employees of PHI and certain subsidiaries are eligible to participate in the PHI Retirement Plan. Retirement benefits for all other employees remain unchanged.

During 2011, PHI’s Board also approved a new, non-qualified Supplemental Executive Retirement Plan (SERP) which replaced PHI’s two pre-existing supplemental retirement plans, effective August 1, 2011. As of the effective date of the new SERP, the Conectiv SERP and the PHI Combined SERP were closed to new participants. The establishment of the new SERP is consistent with PHI’s efforts to align retirement benefits for PHI and its subsidiaries with current market practices and to provide similarly situated participants with retirement benefits that are the same or similar in value as compared to the benefits provided under the prior SERPs.

During 2011, PHI approved an increase in the medical benefit limits for certain employees in its postretirement health care benefit plan to align the limits with those provided to other employees. The amendment affects approximately 1,400 employees, of which 400 are retirees and 1,000 are active union employees. The effective date of the plan modification is January 1, 2012.

The additional liabilities and expenses for the benefit plan modifications described above did not have a material impact on PHI’s overall consolidated financial condition, results of operations or cash flows.

Plan Assets

Investment Policies and Strategies

In developing its allocation policy for the assets in the PHI Retirement Plan and the other postretirement benefit plan, PHI examined projections of asset returns and volatility over a long-term horizon. In connection with this analysis, PHI evaluated the risk and return tradeoffs of alternative asset classes and asset mixes given long-term historical relationships as well as prospective capital market returns. PHI also conducted an asset-liability study to match projected asset growth with projected liability growth to determine whether there is sufficient liquidity for projected benefit payments. PHI developed its asset mix guidelines by incorporating the results of these analyses with an assessment of its risk posture, and taking into account industry practices. PHI periodically evaluates its investment strategy to ensure that plan assets are sufficient to meet the benefit obligations of the plans. As part of the ongoing evaluation, PHI may make changes to its targeted asset allocations and investment strategy.

PHI’s pension investment strategy is designed to meet the following investment objectives:

•	Generate investment returns that, in combination with funding contributions from PHI, provide adequate funding to meet all current and future benefit obligations of the plan.

•	Provide investment results that meet or exceed the assumed long-term rate of return, while maintaining the funded status of the plan at acceptable levels.

•	Improve funded status over time.

•	Decrease contribution and expense volatility as funded status improves.

To achieve these investment objectives, PHI’s investment strategy divides the pension program into two primary portfolios:

Return-Seeking Assets – These assets are intended to provide investment returns in excess of pension liability growth and reduce existing deficits in the funded status of the plan. The category includes a diversified mix of U.S. large and small cap equities, non-U.S. developed and emerging market equities, real estate, and private equity.

Liability-Hedging Assets – These assets are intended to reflect the sensitivity of the plan’s liabilities to changes in discount rates. This category includes a diversified mix of long duration, primarily investment grade credit and U.S. treasury securities.

During 2011, PHI modified its pension investment policy and strategy to reduce the effects of future volatility of the fair value of its pension assets relative to its pension liabilities. The new asset-liability management strategy was implemented during 2011. Under the new asset-liability management strategy, the plan’s allocation to fixed income investments, primarily high quality, longer-maturity fixed income securities was increased, with a reduction in the allocation to equity investments. As a result of this modification, during 2011, PHI allocated approximately 54% of its pension plan assets to longer-maturity fixed income investments, 38% to public equity investments and 8% to alternative investments (real estate, private equity). At December 31, 2010, the PHI pension trust’s asset allocation included 40% in fixed income investments (intermediate maturity fixed income), 53% in public equity investments and 7% in alternative investments (real estate, private equity). PHI anticipates further increases in the allocation to fixed income investments, with a corresponding reduction in the allocation to equity and alternative investments as the funded status of its plan increases.

The change in overall investment strategy may result in a lower expected long-term rate of return assumption because of the shift in allocation from equities and alternative investments to fixed income. PHI’s 2012 pension costs are based on a 7.25% expected long-term rate of return assumption.

The PHI Retirement Plan asset allocations at December 31, 2012 and 2011, by asset category, were as follows:

	Plan Assets at December 31,		Target Plan Asset Allocation
Asset Category	2012	2011	2012	2011

Equity	30%	36%	32%	38%
Fixed Income	62%	56%	62%	54%
Other (real estate, private equity)	8%	8%	6%	8%

Total	100%	100%	100%	100%

PHI’s other postretirement benefit plan asset allocations at December 31, 2012 and 2011, by asset category, were as follows:

	Plan Assets at December 31,		Target Plan Asset Allocation
Asset Category	2012	2011	2012	2011

Equity	62%	62%	60%	60%
Fixed Income	36%	36%	35%	35%
Cash	2%	2%	5%	5%

Total	100%	100%	100%	100%

PHI will rebalance the plan asset portfolios when the actual allocations fall outside the ranges outlined in the investment policy or as funded status improves over a reasonable period of time.

Risk Management

Pension and other postretirement benefit plan assets may be invested in separately managed accounts in which there is ownership of individual securities, shares of commingled funds or mutual funds, or limited partnerships. Commingled funds and mutual funds are subject to detailed policy guidelines set forth in the fund’s prospectus or fund declaration, and limited partnerships are subject to the terms of the partnership agreement.

Separate account investment managers are responsible for achieving a level of diversification in their portfolio that is consistent with their investment approach and their role in PHI’s overall investment structure. Separate account investment managers must follow risk management guidelines established by PHI unless authorized in writing by PHI.

Derivative instruments are permissible in an investment portfolio to the extent they comply with policy guidelines and are consistent with risk and return objectives. Under no circumstances may such instruments be used speculatively or to leverage the portfolio. Separately managed accounts are prohibited from holding securities issued by the following firms:

•	PHI and its subsidiaries,

•	PHI’s pension plan trustee, its parent or its affiliates,

•	PHI’s pension plan consultant, its parent or its affiliates, and

•	PHI’s pension plan investment manager, its parent or its affiliates

Fair Value of Plan Assets

As defined in the FASB guidance on fair value measurement and disclosures (ASC 820), fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The FASB’s fair value framework includes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1) and the lowest priority to unobservable inputs (level 3). If the inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument. Investments are classified within the fair value hierarchy as follows:

Level 1: Investments are valued using quoted prices in active markets for identical instruments.

Level 2: Investments are valued using other significant observable inputs (e.g., quoted prices for similar investments, interest rates, credit risks, etc).

Level 3: Investments are valued using significant unobservable inputs, including internal assumptions.

There were no significant transfers between level 1 and level 2 during the years ended December 31, 2012 and 2011.

The following tables present the fair values of PHI’s pension and other postretirement benefit plan assets by asset category within the fair value hierarchy levels, as of December 31, 2012 and 2011:

	Fair Value Measurements at December 31, 2012
	(millions of dollars)
Asset Category	Total	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Pension Plan Assets:
Equity
Domestic (a)	$367	$169	$170	$28
International (b)	254	250	1	3
Fixed Income (c)	1,256	—	1,243	13
Other
Private Equity	56	—	—	56
Real Estate	74	—	—	74
Cash Equivalents (d)	32	32	—	—

Pension Plan Assets Subtotal	2,039	451	1,414	174

Other Postretirement Plan Assets:
Equity (e)	199	171	28	—
Fixed Income (f)	115	115	—	—
Cash Equivalents	7	7	—	—

Postretirement Plan Assets Subtotal	321	293	28	—

Total Pension and Other Postretirement Plan Assets	$2,360	$744	$1,442	$174

(a)	Predominantly includes domestic common stock and commingled funds.
(b)	Predominantly includes foreign common and preferred stock and warrants.
(c)	Predominantly includes corporate bonds, government bonds, municipal/provincial bonds, collateralized mortgage obligations and commingled funds.
(d)	Predominantly includes cash investment in short-term investment funds.
(e)	Includes domestic and international commingled funds.
(f)	Includes fixed income commingled funds.

	Fair Value Measurements at December 31, 2011
	(millions of dollars)
Asset Category	Total	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Pension Plan Assets:
Equity
Domestic (a)	$411	$165	$221	$25
International (b)	196	192	2	2
Fixed Income (c)	939	—	930	9
Other
Private Equity	64	—	—	64
Real Estate	65	—	—	65
Cash Equivalents (d)	19	19	—	—

Pension Plan Assets Subtotal	1,694	376	1,153	165

Other Postretirement Plan Assets:
Equity (e)	174	150	24	—
Fixed Income (f)	101	101	—	—
Cash Equivalents	6	6	—	—

Postretirement Plan Assets Subtotal	281	257	24	—

Total Pension and Other Postretirement Plan Assets	$1,975	$633	$1,177	$165

(a)	Predominantly includes domestic common stock and commingled funds.
(b)	Predominantly includes foreign common and preferred stock and warrants.
(c)	Predominantly includes corporate bonds, government bonds, municipal bonds, and commingled funds.
(d)	Predominantly includes cash investment in short-term investment funds.
(e)	Includes domestic and international commingled funds.
(f)	Includes fixed income commingled funds.

There were no significant concentrations of risk in pension and OPEB plan assets at December 31, 2012 and 2011.

Valuation Techniques Used to Determine Fair Value

Equity

Equity securities are primarily comprised of securities issued by public companies in domestic and foreign markets plus investments in commingled funds, which are valued on a daily basis. PHI can exchange shares of the publicly traded securities and the fair values are primarily sourced from the closing prices on stock exchanges where there is active trading, therefore they would be classified as level 1 investments. If there is less active trading, then the publicly traded securities would typically be priced using observable data, such as bid ask prices, and these measurements would be classified as level 2 investments. Investments that are not publicly traded and valued using unobservable inputs would be classified as level 3 investments.

Commingled funds with publicly quoted prices and active trading are classified as level 1 investments. For commingled funds that are not publicly traded and have ongoing subscription and redemption activity, the fair value of the investment is the net asset value (NAV) per fund share, derived from the underlying securities’ quoted prices in active markets, and are classified as level 2 investments. Investments in commingled funds with redemption restrictions that use NAV are classified as level 3 investments.

Fixed Income

Fixed income investments are primarily comprised of fixed income securities and fixed income commingled funds. The prices for direct investments in fixed income securities are generated on a daily basis. Like the equity securities, fair values generated from active trading on exchanges are classified as level 1 investments. Prices generated from less active trading with wider bid ask prices are classified as level 2 investments. If prices are based on uncorroborated and unobservable inputs, then the investments are classified as level 3 investments.

Commingled funds with publicly quoted prices and active trading are classified as level 1 investments. For commingled funds that are not publicly traded and have ongoing subscription and redemption activity, the fair value of the investment is the NAV per fund share, derived from the underlying securities’ quoted prices in active markets, and are classified as level 2 investments. Investments in commingled funds with redemption restrictions that use NAV are classified as level 3 investments.

Other – Private Equity and Real Estate

Investments in private equity and real estate funds are primarily invested in privately held real estate investment properties, trusts and partnerships, as well as equity and debt issued by public or private companies. As a practical expedient, PHI’s interest in the fund or partnership is estimated at NAV. PHI’s interest in these funds cannot be readily redeemed due to the inherent lack of liquidity and the primarily long-term nature of the underlying assets. Distribution is made through the liquidation of the underlying assets. PHI views these investments as part of a long-term investment strategy. These investments are valued by each investment manager based on the underlying assets. The majority of the underlying assets are valued using significant unobservable inputs and often require significant management judgment or estimation based on the best available information. Market data includes observations of the trading multiples of public companies considered comparable to the private companies being valued. The funds utilize valuation techniques consistent with the market, income and cost approaches to measure the fair value of certain real estate investments. As a result, PHI classifies these investments as level 3 investments.

The investments in private equity and real estate funds require capital commitments, which may be called over a specific number of years. Unfunded capital commitments as of December 31, 2012 and 2011 totaled $15 million and $28 million, respectively.

Reconciliations of the beginning and ending balances of PHI’s fair value measurements using significant unobservable inputs (level 3) for investments in the pension plan for the years ended December 31, 2012 and 2011 are shown below:

	Fair Value Measurements Using Significant Unobservable Inputs
	(Level 3)
	(millions of dollars)
	Equity	Fixed Income	Private Equity	Real Estate	Total Level 3
Beginning balance as of January 1, 2012	$27	$9	$64	$65	$165
Transfer in (out) of Level 3	—	2	—	—	2
Purchases	4	2	4	5	15
Sales	(4)	(1)	—	—	(5)
Settlements	(1)	1	(8)	(5)	(13)
Unrealized gain/(loss)	4	—	(11)	8	1
Realized gain	1	—	7	1	9

Ending balance as of December 31, 2012	$31	$13	$56	$74	$174

	Fair Value Measurements Using Significant Unobservable Inputs
	(Level 3)
	(millions of dollars)
	Equity	Fixed Income	Private Equity	Real Estate	Total Level 3
Beginning balance as of January 1, 2011	$30	$3	$62	$55	$150
Transfer in (out) of Level 3	—	—	—	—	—
Purchases	2	—	11	9	22
Sales	(5)	(1)	—	—	(6)
Settlements	—	7	(11)	(6)	(10)
Unrealized (loss)/gain	(1)	—	(4)	9	4
Realized gain/(loss)	1	—	6	(2)	5

Ending balance as of December 31, 2011	$27	$9	$64	$65	$165

Cash Flows

Contributions – PHI Retirement Plan

PHI’s funding policy with regard to PHI’s non-contributory retirement plan (the PHI Retirement Plan) is to maintain a funding level that is at least equal to the target liability as defined under the Pension Protection Act of 2006. During 2012, Pepco, DPL and ACE made discretionary tax-deductible contributions to the PHI Retirement Plan in the amounts of $85 million, $85 million and $30 million, respectively, which brought the PHI Retirement Plan assets to the funding target level for 2012 under the Pension Protection Act. During 2011, Pepco, DPL and ACE made discretionary tax-deductible contributions to the PHI Retirement Plan in the amounts of $40 million, $40 million and $30 million, respectively, which brought plan assets to the funding target level for 2011 under the Pension Protection Act.

On January 9, 2013, PHI, DPL and ACE made discretionary tax-deductible contributions to the PHI Retirement Plan in the amounts of $20 million, $10 million and $30 million, respectively, which is expected to bring the PHI Retirement Plan assets to at least the funding target level for 2013 under the Pension Protection Act.

Contributions – Other Postretirement Benefit Plan

In 2012 and 2011, Pepco contributed $5 million and $7 million, respectively, DPL contributed $7 million and $6 million, respectively, and ACE contributed $7 million and $7 million, respectively, to the other postretirement benefit plan. In 2012 and 2011, contributions of $13 million were made by other PHI subsidiaries.

Expected Benefit Payments

Estimated future benefit payments to participants in PHI’s pension and other postretirement benefit plans, which reflect expected future service as appropriate, are as follows:

Years	Pension Benefits	Other Postretirement Benefits	Expected Medicare Part D Subsidies
	(millions of dollars)
2013	$122	$46	$—
2014	127	47	—
2015	133	49	—
2016	137	49	—
2017	140	49	—
2018 through 2022	$764	$245	$—

Medicare Prescription Drug Improvement and Modernization Act of 2003

On December 8, 2003, the Medicare Act became effective. The Medicare Act introduced Medicare Part D, as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. Pepco Holdings sponsors postretirement health care plans that provide prescription drug benefits that PHI plan actuaries have determined are actuarially equivalent to Medicare Part D. In 2012 and 2011, Pepco Holdings received $4 million and $2 million, respectively, in Federal Medicare prescription drug subsidies. PHI will not be receiving the Part D subsidy in 2013 and beyond due to the implementation of an Employer Group Waiver Plan which is not eligible for Part D reimbursements.

Pepco Holdings Retirement Savings Plan

Pepco Holdings has a defined contribution retirement savings plan. Participation in the plan is voluntary. All participants are 100% vested and have a nonforfeitable interest in their own contributions and in the Pepco Holdings’ company matching contributions, including any earnings or losses thereon. Pepco Holdings’ matching contributions were $12 million, $11 million and $11 million for the years ended December 31, 2012, 2011 and 2010, respectively.